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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report:                   October 6, 1997

Date of earliest event reported:  September 8, 1997



                        ASSISTED LIVING CONCEPTS, INC.
            (Exact name of registrant as specified in its charter)



           Nevada                   1-13498                  93-1148702
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                 Identification Number)


 9955 S.E. Washington Street, Suite 201
           Portland, OR                               97216
(Address of principal executive offices)            (Zip Code)

                                (503) 252-6233
             (Registrant's telephone number, including area code)

                                Not applicable
  (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  OTHER EVENTS

Recent Developments

     On October 6, 1997, Assisted Living Concepts, Inc. (the "Company") filed a Preliminary Prospectus Supplement to the Prospectus dated October 2, 1997 (the "Prospectus") for an offering of 3,000,000 shares of the Company's common stock, $.01 par value per share, and a further Preliminary Prospectus Supplement to the Prospectus for an offering of $50,000,000 aggregate principal amount of Convertible Subordinated Debentures due 2002. Each such Preliminary Prospectus Supplement is filed herewith as an exhibit and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Preliminary Prospectus Supplement to the Prospectus dated October 2, 1997 for 3,000,000 shares of Common Stock, $.01 par value per share.

         99.2 Preliminary Prospectus Supplement to the Prospectus dated October 2, 1997 for $50,000,000 aggregate prinicipal amount of Convertible Subordinated Debentures due 2002.



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ASSISTED LIVING CONCEPTS, INC.


Date:  October 6, 1997                  By:   /s/ Stephen Gordon
                                           ---------------------------
                                           Name:  Stephen Gordon
                                           Title: Chief Administrative Officer,
                                                  Chief Financial Officer and
                                                  Secretary

                                       3
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                                EXHIBIT INDEX
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  EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                               PAGE
  -----------                   ----------------------                               ----

     99.1 Preliminary Prospectus Supplement to the Prospectus dated October 2, 1997 for 3,000,000 shares of Common Stock, $.01 par value per share.

     99.2 Preliminary Prospectus Supplement to the Prospectus dated October 2, 1997 for $50,000,000 aggregate principal amount of Convertible Subordinated Debentures due 2002.
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